CareView Communications, Inc. 8-K

Exhibit 10.116

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of August 20, 2013, by and between COMERICA BANK (“Comerica” and, solely in its capacity as collateral agent for the Lenders (as defined below), “Collateral Agent”), BRIDGE BANK, NATIONAL ASSOCIATION (“Bridge” and, collectively, with Comerica, the “Lenders” and each, individually, a “Lender”) and CAREVIEW COMMUNICATIONS, INC., a Nevada corporation (“Parent”), CAREVIEW COMMUNICATIONS, INC., a Texas corporation (“CareView Texas”) and CAREVIEW OPERATIONS, L.L.C., a Texas limited liability company (“CV Operations” and, collectively with CareView Texas and Parent, “Borrowers” and each, individually, a “Borrower”).

RECITALS

Collateral Agent, Lenders and Borrowers are parties to that certain Loan and Security Agreement dated as of August 31, 2011 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of January 31, 2012 and that certain Second Amendment to Loan and Security Agreement dated as of January 15, 2013, collectively, the “Agreement”).  The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.   The following term and its definition hereby is added to Section 1.1 of the Agreement:

“Reduced Minimum Cash Period” means the period from the date that Borrower’s Cash with Comerica and Bridge Bank, collectively, is less than Five Million Dollars ($5,000,000) in the aggregate (the “Reduced Minimum Cash Period Start Date”) through the earlier of (a) the date one hundred twenty (120) days after the Reduced Minimum Cash Period Start Date or (b) the date (i) Borrower’s Cash with Comerica and Bridge Bank, collectively, is equal to or greater than Five Million Dollars ($5,000,000) in the aggregate and (ii) Lenders receive notice from Borrower of Borrower’s termination of such Reduced Minimum Cash Period; provided, however, such Reduced Minimum Cash Period shall not apply more than once during the term of this Agreement.

2.   The following sentence hereby is added immediately after the first sentence of Section 2.1(a)(i) as follows:

“Notwithstanding the foregoing, the aggregate amount of outstanding Advances shall not exceed  Three Million Dollars ($3,000,000) at any time during the Reduced Minimum Cash Period.”

3.   Section 2.2 of the Agreement hereby is amended and restated in its entirety to read as follows:

“2.2           Overadvances.  If the aggregate amount of the outstanding Advances exceeds, (x) at any time other than during the Reduced Minimum Cash Period, the lesser of the Revolving Line or the Borrowing Base and (y) at any time during the Reduced Minimum Cash Period, the lesser of the Borrowing Base or Three Million Dollars ($3,000,000), Borrowers shall immediately pay to Lenders, in cash, each Lender’s Pro Rata Share of the amount of such excess, for application against the outstanding Advances.”

4.   Section 6.7(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(a)           Minimum Cash.  At least, (x) (i) at all times other than during the Reduced Minimum Cash Period, Two Million Five Hundred Thousand Dollars ($2,500,000) Cash with each of Comerica and Bridge Bank and (ii) during the Reduced Minimum Cash Period, Two Million Dollars ($2,000,000) Cash with each of Comerica and Bridge Bank; and (y) approximately fifty percent (50%) of its Cash with each of Comerica and Bridge Bank; provided that Borrower shall have five (5) days from notice or knowledge thereof to “rebalance” the accounts with Comerica and Bridge Bank to ensure compliance with this clause (y); and”

5.   Exhibit E to the Agreement is replaced with Exhibit E attached hereto.

6.   No course of dealing on the part of Collateral Agent, any Lender or their officers, nor any failure or delay in the exercise of any right by Collateral Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Collateral Agent’s or any Lender’s failure at any time to require strict performance by a Borrower of any provision shall not affect any right of Collateral Agent or any Lender thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Collateral Agent and each Lender or as otherwise provided for in the Agreement.

7.   Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Collateral Agent or any Lender under the Agreement, as in effect prior to the date hereof.

8.   Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date), and that no Event of Default has occurred and is continuing.

9.   As a condition to the effectiveness of this Amendment, Collateral Agent shall have received, in form and substance satisfactory to Collateral Agent, the following:

(a)   this Amendment, duly executed by each Borrower;

(b)   that certain Affirmation of Subordination Agreement dated as of even date herewith, duly executed by each party thereto;

(c)   an officer’s certificate of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(d)   an amendment fee equal to Fifteen Thousand Dollars ($15,000), to be shared between the Lenders pursuant to their respective Commitment Percentages;

(e)   all reasonable Lender Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

(f)   such other documents, and completion of such other matters, as Collateral Agent may reasonably deem necessary or appropriate.

10.   This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

CAREVIEW COMMUNICATIONS, INC., a Nevada Corporation

By:	/s/ Samuel A. Greco

Title:	CEO

CAREVIEW COMMUNICATIONS, INC. a Texas Corporation

By:	/s/ Samuel A. Greco

Title:	CEO

CAREVIEW OPERATIONS, L.L.C. a Texas Limited Liability Company

By:	/s/ Samuel A. Greco

Title:	CEO

COLLATERAL AGENT AND LENDER: COMERICA BANK

By:	/s/ [Unintelligible]

Title:	Senior Vice President

LENDER: BRIDGE BANK, NATIONAL ASSOCIATION
By:	/s/ [Unintelligible]

Title:	Vice President

[Signature Page to Third Amendment to Loan & Security Agreement]

EXHIBIT E

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank
Technology & Life Sciences Division
Loan Analysis Department
Five Palo Alto Square, Suite 800
3000 El Camino Real
Palo Alto, CA 94306
Phone: (650) 846-6820
Fax: (650) 462-6061

FROM:	CAREVIEW COMMUNICATIONS, INC., a Nevada corporation, for itself and on behalf of its Subsidiaries (collectively, “Borrowers”)

The undersigned authorized Officer of CAREVIEW COMMUNICATIONS, INC., a Nevada corporation, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement among Borrowers, Bridge Bank, N.A. and Bank (the "Agreement"), (i)Borrowers are in complete compliance for the period ending_________________________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrowers stated in the Agreement are true and correct in all material respects as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under "Complies" or "Applicable" column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO
Compliance Certificate	Monthly, within 30 days	YES	NO
CPA Audited, Unqualified F/S	Annually, within 120 days of FYE	YES	NO
Borrowing Base Cert., A/R & A/P Agings; future, rolling twelve (12) month billings report	Monthly, within 30 days	YES	NO
Annual Business Plan (incl. operating budget)	By 2/15	YES	NO
Intellectual Property Report	Quarterly within 30 days	YES	NO
Audit	Semi-annual	YES	NO

10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO
Total amount of Borrower's cash and
investments
Total amount of Borrower's cash and	Amount: $______________________	YES	NO
investments maintained with Comerica Bank
Total amount of Borrower's cash and
investments maintained with Bridge Bank, N.A.	Amount: $______________________	YES	NO

REPORTING COVENANTS	DESCRIPTION	APPLICABLE
Legal Action > $100,000 (Sect. 6.2(iv))	Notify promptly upon notice _________________	YES	NO
Inventory Disputes > $100,000 (Sect. 6.3)	Notify promptly upon notice _________________	YES	NO
Mergers & Acquisitions > $250,000 (Sect. 7.3)	Notify promptly upon notice _________________	YES	NO
Cross default with other agreements	Notify promptly upon notice _________________	YES	NO
> $100,000 (Sect. 8.7)		YES	NO
Judgment > $100,000 (Sect. 8.9)	Notify promptly upon notice _________________	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:

Minimum Cash at Comerica Bank (at all times)	$2,500,000*	$________________________________________	YES	NO
Minimum Cash at Bridge Bank (at all times)	$2,500,000*	$________________________________________	YES	NO
Minimum Fixed Charge Coverage Ratio (quarterly)	5.01:1:00	_______________________:1.00	YES	NO

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES
Permitted Indebtedness for equipment leases	<$250,000	_______________________________	YES	NO
Permitted Investments for stock repurchase	<$250,000	_______________________________	YES	NO
Permitted Investments for subsidiaries	<$100,000	_______________________________	YES	NO
Permitted Investments for employee loans	<$100,000	_______________________________	YES	NO
Permitted Investments for joint ventures	<$250,000	_______________________________	YES	NO
Permitted Liens for equipment leases	<$250,000	_______________________________	YES	NO
Permitted Transfers	<$250,000	_______________________________	YES	NO

*$2,000,000 during the Reduced Minimum Cash Period

Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time Borrowers are not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer
Name:

Title: